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                                                                   EXHIBIT 10.20


              THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN OF
                               POPPE TYSON, INC.


                  AMENDED AND RESTATED STOCK OPTION AGREEMENT


          THIS AMENDED AND RESTATED AGREEMENT, made as of the 16th day of July, 1996, by and between POPPE TYSON, INC., a Delaware corporation with principal offices at 40 West 23rd Street, New York, New York (the "Company"), and STEVEN
M. BLONDY, an employee of the Company, residing at 46 East Lane, Madison, New Jersey 07940 (the "Optionee"):

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company, by action of its board of directors on May 16, 1996 (the "Original Effective Date"), has granted to Optionee the right (the "Option") to purchase its common stock, the terms of which Option are set forth in a stock option agreement between the Company and Optionee (the "Original Stock Option Agreement"); and

          WHEREAS, the Company and the Optionee desire to amend and restate such Original Stock Option Agreement to reflect (i) the stock split of the Company's common stock completed on June 25, 1996, (ii) a lowering of the Option exercise price; and (iii) that the Option is subject to the Amended and Restated 1996 Stock Option Plan of Poppe Tyson, Inc. (the "Plan");

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained and other good and valuable consideration, the parties hereto hereby agree that the Original Stock Option Agreement be and it hereby is amended and restated, so that as amended and restated, it reads in its entirety as set forth in this Amended and Restated Stock Option Agreement.


          1. Grant of Option. Subject to the terms and conditions of the Plan
             ---------------
and this Agreement, the Company hereby grants to the Optionee the Option to purchase all or any part of an aggregate of one hundred sixteen thousand two hundred fifty (116,250) shares of common stock of the Company, par value $.001 per share ("Common Stock").

          2. Vesting Schedule. Subject to paragraph 9, this Option is
             ----------------
exercisable (i) as to 25% of all shares of Common Stock subject to the Option on the business day immediately preceding May 16, 1997; (ii) as to 50% of all shares of Common Stock subject to the Option on the business
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day immediately preceding May 16, 1998; (iii) as to 75% of all shares of Common
Stock subject to the Option on the business day immediately preceding May 16, 1999; and (iv) as to 100% of all shares of Common Stock subject to the Option on the business day immediately preceding May 16, 2000. Notwithstanding the preceding sentence, this Option shall be exercisable as to 100% of all shares of Common Stock subject to the Option upon a Change in Control (as defined in paragraph 10(c)(2) hereof). To the maximum extent permissible under Code
Section 422(d), the right granted hereunder to acquire a portion of the total number of whole shares subject to this Option which first become exercisable in any particular calendar year shall constitute an incentive stock option for purposes of Code Section 422 ("ISO"); the right granted hereunder to acquire the number of whole shares subject to this Option which first become exercisable in such year which exceeds such limit shall constitute a nonqualifed stock option ("NSO").

          3. Exercise Price.  The price of each share of Common Stock purchased
             --------------
pursuant to this Option shall be $7.25.

          4. Manner of Exercise. The Optionee may exercise the Option, in whole
             ------------------
or in part, with respect to any whole number of shares of Common Stock subject to the Option. Prior to an IPO (as defined in paragraph 10(c)(1) hereof) the Optionee may exercise the Option with respect to less than one share only if the Option is then exercised as to all of the shares then purchasable hereunder. On and after an IPO, the Option may not be exercised with respect to a fractional share; if the Option is exercised with respect to all of the whole shares as to which the Option is then exercisable, and the Option remains exercisable with respect to less than one share of Common Stock, the Company shall pay the Optionee the excess of (i) the fair market value of such remaining fractional share, over (ii) the Option exercise price for such remaining fractional share, and the Option shall terminate with respect to such fractional share. The Optionee shall exercise the Option by giving the Company written notice, in a form prescribed by the Company. Such notice shall specify (i) the number of shares of Common Stock to be purchased and (ii) the portion of the Option being exercised which Optionee intends to constitute the exercise of an ISO (and the Company shall designate the corresponding shares of Common Stock as ISO stock on its stock transfer records to the extent such shares do not exceed the statutory ISO limits) and the portion thereof which Optionee intends to constitute the exercise of an NSO. Such notice shall be accompanied by payment, in cash or certified check or by official bank check, of an amount equal to the option price of such shares

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multiplied by the number of shares as to which the Option is being exercised;
provided, however, that the purchase price may be paid, in whole or in part, by surrender or delivery to the Company of Common Stock having a fair market value on the date of exercise equal to the portion of the purchase price being so paid or other property acceptable to the Stock Option Committee which administers the Plan.

          5. Delivery of Stock Certificate. As soon as practicable after receipt
             -----------------------------
of the notice and payment referred to in paragraph 4 above, the Company shall deliver to the Optionee a certificate or certificates for such shares; provided, however, that the time of such delivery may be postponed by the Company for such period of time as the Company may require for compliance with any law, rule or regulation applicable to the issuance or transfer of shares. The certificate or certificates representing the shares as to which the Option has been exercised shall bear an appropriate legend setting forth the restrictions applicable to such shares, if any.

          6. Withholding; Assurances. Prior to or concurrently with delivery by
             -----------------------
the Company to the Optionee of a certificate(s) representing such shares, the Optionee shall (i) upon notification of the amount due, pay promptly, in cash, any amount necessary to satisfy applicable tax requirements, and (ii) if such shares are not then registered under the Securities Act of 1933, give assurance satisfactory to the Company that such shares are being purchased for investment (unless such assurance is not necessary, as reasonably determined by the Company) and not with a view to the distribution thereof other than in compliance with the registration provisions of the Securities Act of 1933 or any exemption therefrom, and the Optionee shall give such other assurance and take such other action as the Company shall reasonably require to secure compliance with any law, rule or regulation applicable to the issuance of shares.

          7. Termination of Option. The Option and all rights of the Optionee to
             ---------------------
purchase shares of Common Stock hereunder shall terminate on May 16, 2006 (the "Expiration Date"); provided, however, that except as provided in paragraph 9, the Option may not be exercised unless the Optionee has remained an employee of the Company continuously from the Original Effective Date.

          8. Definition of Employment. As used herein, employment with the
             ------------------------
Company shall include employment with the Company and/or a "subsidiary corporation" of Company, within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") (a "Subsidiary"). A

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leave of absence or an interruption in service (including an interruption during military service) authorized by the Company, or the Subsidiary employing the Optionee, as the case may be, shall not be deemed an interruption of employment.

          9. Termination of Employment.
             -------------------------

             a. Termination Other Than Death or Permanent and Total Disability.
                --------------------------------------------------------------
          (i) Except as expressly provided otherwise in subsequent clauses of this paragraph 9(a), in the event that the Optionee's employment agreement with the Company is not renewed or extended or if Optionee otherwise ceases to be an employee of the Company other than by reason of death or "permanent and total disability," as defined in the Plan (and as amplified by the last sentence of this clause (i))("Disability"), the Option may be exercised (to the extent that the Option is otherwise exercisable pursuant to paragraph 2 at the time of Optionee's termination of employment) at any time (1) within three months after such termination with respect to the portion of the Option which constitutes an ISO and (2) within six months after such termination with respect to the portion of the Option which constitutes an NSO, but in all events, not later than the Expiration Date; provided, however, that if Optionee's employment with the Company shall be terminated either (A) by the Company (or the Subsidiary employing the Optionee) for cause (as defined in the Current Employment Agreement (as hereinafter defined)) ("Cause") or (B) by the Optionee without the consent of the Company (or the Subsidiary employing the Optionee) (which consent shall be presumed in the case of retirement on or after attainment of age 65) (other than a termination by the Optionee which, pursuant to paragraph 9(a)(v), is deemed to be a termination of employment by the Company without Cause), the Option shall, to the extent not theretofore exercised, forthwith terminate. Solely with respect to that portion of the Option which constitutes an NSO, the term "Disability" shall have the same meaning as it has under the current employment agreement which the Optionee has entered into as of the Original Effective Date with the Company (the "Current Employment Agreement") (whether or not such agreement is then in effect).

               (ii) In the event that the Optionee's employment with the Company shall be terminated by the Company during the original term of the Current Employment Agreement other than for Cause, the Option shall thereupon become exercisable as to all shares of Common Stock subject to the Option which had become or would otherwise have

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become exercisable one year following the expiration of the Current Employment
Agreement (calculated as if the Optionee had continued his employment with the Company through such date) (i.e., the Option shall be 75% vested) and may to such extent be exercised at any time within three months after the actual termination of employment date with respect to the portion of the Option which constitutes an ISO and within six months after the actual termination of employment date with respect to the portion of the Option which constitutes an NSO, but in all events, not later than the Expiration Date. In the event that
(A) the Optionee's Current Employment Agreement is renewed (the "Renewed Employment Agreement") and (B) the Optionee's employment with the Company is terminated by the Company during the term of such Renewed Employment Agreement, other than for Cause, the Option shall thereupon become exercisable as to all shares of Common Stock subject to the Option which had become or would otherwise have become exercisable one year following the expiration of the Renewed Employment Agreement (calculated as if the Optionee had continued his employment with the Company through such date) (i.e., the Option shall be 100% vested), and may to such extent be exercised at any time within three months after the actual termination of employment date with respect to the portion of the Option which constitutes an ISO and within six months after the actual termination of employment date with respect to the portion of the Option which constitutes an NSO, but in all events, not later than the Expiration Date.

               (iii) In the event that (A) the Optionee's Current Employment Agreement expires, (B) no more than six months and at least five months prior to such expiration the Optionee delivers to the Company his binding written agreement to renew such agreement with terms substantially the same in all material respects to the terms of the Current Employment Agreement (other than the term of such agreement, which new term shall be one year, unless the parties otherwise agree) and (C) the Company does not agree in writing within three months prior to such expiration to renew such agreement on such basis, the Option shall become exercisable as of the date of the expiration of the Current Employment Agreement as to all shares of Common Stock subject to the Option which had become or would otherwise have become exercisable one year following the expiration of the Current Employment Agreement (calculated as if the Optionee had continued his employment with the Company through such date) (i.e., the Option shall be 75% vested), and may to such extent be exercised at any time within three months after the expiration of such agreement, but not later than the Expiration Date. In the event that (A) the Optionee's Current Employment Agreement is renewed, (B) the Optionee's Renewed Employment Agreement expires before the

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Option fully vests, (C) no more than six months and at least five months prior to such expiration the Optionee delivers to the Company his binding written agreement to renew such agreement with terms substantially the same in all material respects to the terms of the Renewed Employment Agreement (other than the term of such agreement, which new term shall be one year, unless the parties otherwise agree) and (D) the Company does not agree in writing within three months prior to such expiration to renew such agreement on such basis, the Option shall become exercisable as of the date of the expiration of the Renewed Employment Agreement as to all shares of Common Stock subject to the Option which had become or would otherwise have become exercisable one year following the expiration of the Renewed Employment Agreement (calculated as if the Optionee had continued his employment with the Company through such date) (i.e., the Option shall be 100% vested), and may to such extent be exercised at any time within three months after the expiration of such agreement with respect to the portion of the Option which constitutes an ISO and within six months after the expiration of such agreement with respect to the portion of the Option which constitutes an NSO, but in all events, not later than the Expiration Date.

               (v) Solely for purposes of this paragraph 9(a) and paragraph 10(b), in the event that the Executive terminates his employment for Good Reason (as defined in the Current Employment Agreement) during the term of the Current or Renewed Employment Agreement, such termination of employment shall be deemed to be a termination of employment by the Company without Cause.

          b. Death or Permanent and Total Disability. In the event that the
             ---------------------------------------
Optionee shall die or become Disabled while the Optionee is employed by the Company, the Option may be exercised as set forth herein by the Optionee or by the guardian or legal representative of the Optionee, at any time within one year of the death or termination of employment for Disability of the Optionee, as applicable, but not later than the Expiration Date. Notwithstanding the provisions of paragraph 2 specifying the installments in which the Option shall be exercisable, upon the Optionee's death or becoming Disabled, the Option shall be exercisable (within the time periods set forth in this paragraph) as to all shares of Common Stock remaining subject to the Option.

        10. Restrictions Applicable to Option Stock.
            ---------------------------------------
            a. Transfer Restrictions. Unless and until the earlier of (i) the
               ---------------------
occurrence of a Major Event (as defined in paragraph 10(c)) or (ii) March 1, 1999, none of the shares of Common Stock which are sold to the Optionee

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(or to the guardian or legal representative of the Optionee) upon exercise of the Option ("Option Stock") may be sold, assigned, transferred, pledged, hypothecated, or in any other way disposed of or encumbered (collectively, "Transfer"), voluntarily or involuntarily, except as specifically provided herein. No Transfer of Option Stock shall be valid for any purpose if made in violation of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement, the restrictions on Transfer of Option Stock set forth herein shall not apply to any Transfer (i) in favor of one or more trusts established for the benefit of the Optionee and/or his or her spouse and/or lineal descendants; provided, and only for so long as, the Optionee retains the sole voting control over the Option Stock, in a trustee capacity or otherwise, or
(ii) to any IRA, Keogh or custodial account for the benefit of the Optionee or any of the foregoing persons; provided that no Transfer shall be valid until recorded on the books of the Company. Any transferees under the preceding sentence shall hold the Option Stock subject to all the provisions of this Agreement in the same manner as the transferor and shall execute and deliver to the Company such instruments as the Company shall require to evidence the same.

          b. Put and Call. Subject to the immediately following sentence, if
             ------------
either (i) no IPO occurs by March 1, 1999, then from and after March 1, 1999, or
(ii) prior to the occurrence of an IPO the Optionee ceases to be an employee of the Company for any reason other than either (A) the Company terminating Optionee's employment for Cause or (B) Optionee terminating his employment with Company for any reason other than death, Disability or a termination which, pursuant to paragraph 9(a)(v), is deemed to be a termination of employment by the Company without Cause, the Optionee shall have the right and option, upon 10 days written notice to the Company, to elect to sell to the Company all Option Stock held by the Optionee at the Higher Buy Back Price specified in the balance of this paragraph and the Company shall have the right and option, upon 10 days written notice to the Optionee, to elect to purchase all Option Stock held by the Optionee at the Higher Buy Back Price specified in the balance of this paragraph. If at any time either (i) the Company terminates Optionee's employment for Cause or (ii) the Optionee terminates his employment with Company for any reason other than death, Disability or a termination which, pursuant to paragraph 9(a)(v), is deemed to be a termination of employment by the Company without Cause, the Optionee shall have the right and option, upon 10 days written notice to the Company, to elect to sell to the Company all Option Stock held by the Optionee at the Lower Buy Back Price specified in the balance of this paragraph and the Company shall have the right and option, upon 10 days written notice to the Optionee, to elect to purchase all Option Stock held by the Optionee at the Lower Buy Back Price specified in the balance of this paragraph. For purposes of this paragraph, the term "Higher Buy Back Price" means the greater of (i) the exercise price paid by the Optionee to acquire such Option Stock, or (ii) the fair market value of the Option Stock on the date of the receipt of any put or call notice pursuant to this paragraph, as reasonably determined by the Company's board of directors (the "Board") in good faith, and the term "Lower Buy Back Price" means the lesser of (i) the exercise price paid by the Optionee to acquire such Option Stock, or (ii) the fair market value of the Option Stock on the date of the receipt of any put or call notice pursuant to this paragraph, as reasonably determined by the Board in good faith. The Higher or Lower Buy Back Price, as applicable, shall be paid by the Company to the Optionee in a single lump sum cash payment at the time of its purchase of the Option Stock.


          c. Major Event. For all purposes of this Agreement other than for
             -----------
purpose of paragraph 10(a), the term "Major Event" means either (i) the consummation of an "IPO" or (ii) the occurrence of a "Change in Control" (as hereinafter defined). Solely for purposes of paragraph 10(a), the term "Major Event" means either (i) the expiration of the lock up period required by the managing underwriters following an IPO or (ii) the occurrence of a Change in Control.

          (1) An "IPO" is consummated the first time a registration statement filed under the Securities Act of 1933 with the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act of 1933, or any similar Federal statute (other than a registration statement filed on Form S-4 or any successor form thereto or a registration statement filed on Form S-8 or any successor form thereto with respect to the issuance of Common Stock, or securities convertible into or exercisable or exchangeable for, Common Stock or rights to acquire Common Stock or such securities, granted or to be granted to employees or directors of or consultants to the Company or its subsidiaries) respecting an offering, whether primary or secondary, of not less than 10% (or such lesser percentage as a lead underwriter shall determine is the maximum amount to be offered and sold pursuant to such registration statement) of the Common Stock then outstanding on a fully-diluted basis is declared effective and the shares so registered are offered and sold.

          (2) A "Change in Control" shall mean (i) the approval by the Board of the sale of all or

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substantially all the assets of the Company or (ii) the approval by the Board of or the occurrence of a transaction or series of transactions which results in any person or entity or a group (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) becoming the beneficial owner (within the meaning of Rule 13d-3 under said act), of shares of Common Stock of the Company (or in the case of any merger, consolidation of reorganization, of the surviving or new entity) constituting in excess of 50% (or, in the event that BJK&E ceases to hold any equity interest in the Company, 40% or more) of the voting rights of all outstanding shares of common stock of the Company (or in the case of any merger, consolidation or reorganization, of the surviving or new entity), including for purposes of this calculation common stock as to which there is then deemed to be a beneficial owner (within the meaning of said Rule 13d-3). At any time when BJK&E either directly or indirectly owns at least 25% of the total combined voting power of all classes of Company stock entitled to vote or at least 25% of the total value of shares of all classes of Company stock, a "Change in Control" shall also include any transaction described in the first sentence of this subparagraph (2), determined by substituting "BJK&E" for "Company" each time "Company" is mentioned in said first sentence, and by disregarding the immediately preceding sentence.

          d. Management of the Company. From and after the date hereof until the
             -------------------------
earlier of (i) the occurrence of a Major Event or (ii) March 1, 1999, the Optionee and his or her successors and assigns shall vote all of their outstanding shares of Option Stock as directed by BJK&E.

          e. Tag-Along Option. From and after the date hereof until the earlier
             ----------------
of (i) the occurrence of an IPO or (ii) March 1, 1999, if the Controlling Stockholder (as defined in paragraph (g)) enters into a binding agreement (the "Sale Agreement") to sell any Common Stock pursuant to a Control Offer (as defined in paragraph (g)) but excluding any Permitted Transfer (as defined in paragraph (g)), it shall promptly forward a copy thereof to the Company, which in turn shall promptly forward a copy to Optionee, and shall not Transfer any outstanding Common Stock pursuant to the Sale Agreement unless (i) in accordance with the terms hereof, the Sale Agreement extends the opportunity to participate in such transaction to Optionee with respect to all of Optionee's outstanding Common Stock, at the same price and on the same terms and conditions as those on which the Controlling Stockholder is making a Transfer of its Common Stock in such transaction, or (ii) if the Sale Agreement pertains to less than 100% of

                                       9
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such outstanding Common Stock, Optionee is entitled to sell to the offeror pursuant to the Sale Agreement up to the same percentage of outstanding Common Stock of Optionee as is being sold by the Controlling Stockholder, at the same price and on the same terms and conditions as those on which the Controlling Stockholder is making a Transfer of its Common Stock in such transaction. Each exercise notice evidencing Optionee's election to participate in a Transfer pursuant to this paragraph (e) shall be delivered to the offeror, the Controlling Stockholder and the Company before the later to occur of the 15th day after mailing of such offer by the Company and the last day for acceptance of such offer as set forth in such notice.

          f. Drag-Along Obligation. From and after the date hereof until the
             ---------------------
earlier of (i) the occurrence of an IPO or (ii) March 1, 1999, in the event the Controlling Stockholder proposes to make a Control Transfer (as defined in paragraph (g)), the Controlling Stockholder may require Optionee to sell in such Control Transfer Optionee's proportionate percentage of its Common Stock at the same price and on the same terms and conditions as those on which the Controlling Stockholder is making a Transfer of its Common Stock in such Control Transfer. Each exercise notice by the Controlling Stockholder pursuant to this paragraph (f) shall be given to the Company, which shall promptly forward copies to Optionee, promptly after the Controlling Stockholder decides to make such a Control Transfer and shall include therein Optionee's proportionate percentage of the Common Stock to be Transferred in the Control Transfer. To the extent that in order to comply with the provisions of this paragraph (f) it would be necessary for Optionee to exercise any options, Optionee shall not be obligated to exercise any option and instead any option which is not exercised no later than the consummation of the Control Transfer shall terminate and be surrendered; provided, however, that Optionee may Transfer any vested option as part of the Control Transfer and receive an amount per such option equal to the excess of the amount to be received per share of Common Stock in the Control Transfer over the exercise price of such option.

          g. Additional Definitions. For purposes of paragraphs 10 (e) and (f),
             ----------------------
the following terms shall have the following meanings:

          (1) "Affiliate" has the meaning given to it in the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (2) "Control" means, with respect to any person or entity, the record ownership of more than fifty percent (50%) of the issued and outstanding Common Stock.

          (3) "Control Offer" means any offer to the Controlling Stockholder by any person or entity (other than an Affiliate of the Controlling Stockholder) to purchase any amount of Common Stock which would, either alone or when aggregated with all other Common Stock then held or to be simultaneously purchased by such offeror (or any Affiliate thereof), cause such offeror (or any Affiliate thereof) to gain Control of the Company, provided that such transaction also constitutes a "Change of Control" (as defined in paragraph (c)) of the Company.

          (4) "Control Offeror" means any person or entity making a Control
Offer.

          (5) "Control Transfer" means any actual or proposed Transfer of any Common Stock pursuant to a Control Offer.

          (6) "Controlling Stockholder" means BJK&E and its Affiliates (other than the Company), so long as, in the aggregate, they or any of their Permitted Transferees hold at least twenty-five percent (25%) of the issued and outstanding Common Stock; provided, however, that for purposes of paragraph (e), the term "Controlling Stockholder" shall not include any individual stockholder of BJK&E as such who does not hold at least twenty-five percent (25%) of the issued and outstanding Common Stock of BJK&E.

          (7) "Permitted Transfer" means any Transfer (i) by any person or entity to any Affiliate of such person or entity, provided that any such Permitted Transferee executes and delivers to the Company a written agreement acceptable in form and content to the Company agreeing to be bound by paragraphs 10 (e) and (f) of this Agreement, (ii) to the Company, (iii) pursuant to an effective registration statement under the Securities Act of 1933, and (iv) at any time concurrently with or after any sales of any Common Stock pursuant to an IPO.

          (8) "Transfer" means any outright sale of any Common Stock.

          11. Notice. Any notice to the Company provided for in the Option shall
              ------
be addressed to the Company in care of its Secretary, at the address set forth above and any notice to the Optionee shall be addressed to the Optionee's address now on file with the Company, or to such other address as either may last have designated to the other by notice as provided herein. Any notice so addressed shall be

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

deemed to be given on the third business day after mailing, by registered or certified mail, return receipt requested, at a post office or branch office within the United States.

          12. Adjustment. The number of shares of Common Stock subject to the
              ----------
Option and the price per share thereof shall be subject to adjustment, as set forth in the Plan. The Company shall not be required to adjust the number of shares of Common Stock subject to the Option or the price per share thereof for any reason not specifically enumerated in the Plan.

          13. No Stockholder Rights. The Optionee shall have no rights as a
              ---------------------
stockholder with respect to shares of Common Stock subject to the Option until payment for such shares shall have been made in full and until the date of the issuance of stock certificates for such shares.

          14. No Employment Rights. Nothing herein contained shall restrict in
              --------------------
any way the right of the Company or a Subsidiary to terminate the Optionee's employment or authority to represent the Company or a Subsidiary at any time, with or without cause.

          15. Option Subject to Plan. The Option has been granted pursuant to
              ----------------------
the Plan. This Agreement is in all respects subject to the terms and conditions of said Plan. In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

          16.     Nontransferability.
                  ------------------

          a. Subject to paragraph (b), the Option is not transferable, other than by will or the laws of descent and distribution, and may be exercised, during the lifetime of the Optionee only by the Optionee, or the Optionee's guardian or legal representative. The term "Optionee" shall include any person having rights to exercise the Option under the Plan. In the event of any attempt by the Optionee to transfer, assign, pledge, hypothecate or otherwise dispose of the Option or of any right hereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Company may terminate the Option by notice to the Optionee and it shall thereupon become null and void.

          b. Notwithstanding paragraph (a), solely to the extent that the Option shall constitute an NSO, the Optionee shall be permitted to transfer the Option to a member of Optionee's immediate family, to the spouse of any such family member or to a trust established for the benefit
of one or more of such family members.   Any transferees under the preceding
sentence shall, upon exercise of the Option, hold the Option Stock subject to all the provisions of this Agreement in the same manner as the transferor and shall execute and deliver to the Company such instruments as the Company shall require to evidence the same; provided, however, that any registration statement covering securities issued under the Plan need not cover shares of Option Stock issued to such transferees.

          17. ISO. While the Company does not warrant to the Optionee that any
              ---
portion of the Option shall constitute an ISO, it is intended that this Option shall constitute an ISO for purposes of Code Section 422 and shall be construed in a manner consistent therewith with respect to the total number of whole shares of Common Stock subject to this Option (and all other ISOs issued under the plans of the Company, its parent and subsidiaries) which first become exercisable in any particular calendar year which do not have an aggregate fair market value (determined as of the date of option grant) exceeding $100,000 (i.e., all of the shares if no event occurs which accelerates the 25% per year vesting schedule).

          18. Notice of Premature Disposition. The Optionee agrees to notify the
              -------------------------------
Company upon the Optionee's sale or other disposition of any share issued to him upon exercise of the Option before the second anniversary of this Amended and Restated Agreement and one year after the Option is exercised (a "Premature Disposition"), stating the date and manner of such Premature Disposition. The Optionee agrees to pay the Company, or that the Company shall be entitled to withhold from any amount due the Optionee from the Company, amounts required by law to be withheld on account of such Premature Disposition.

          19. Stock Option Committee Determinations. In the event that any
              -------------------------------------
question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Option, or any provision of this Agreement, the determination by the Stock Option Committee of the rights of the Optionee shall be conclusive, final and binding upon the Optionee and upon any other person who shall assert any right pursuant to this Option.

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

     IN WITNESS WHEREOF, the Company and the Optionee have entered into this Amended and Restated Agreement as of the day and year first above written.

                                        POPPE TYSON, INC.



                                        By: _________________________




                                        _____________________________
                                         Steven M. Blondy, Optionee

FEJ21494.X05

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